Exhibit 10.1
                                AMENDMENT TO THE
                       CENTURY TELEPHONE ENTERPRISES, INC.
                       STOCK BONUS PLAN, PAYSOP AND TRUST

STATE OF LOUISIANA

PARISH OF OUACHITA

         BE IT KNOWN, that on this 15th day of July, 1996, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing and in the presence of the undersigned witnesses:

         PERSONALLY CAME AND APPEARED:

         CENTURY TELEPHONE ENTERPRISES, INC., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendment to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust, such amendment to be effective January 1, 1996:

         Delete the second paragraph of Section 1.7 in its entirety and insert the following in lieu thereof:

                  "Notwithstanding the foregoing, Compensation for purposes of this Section shall not include: (i) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits; (ii) overtime; (iii) completion bonuses and Christmas bonuses; and (iv) restricted stock awards under the Restricted Stock Plan or the Key Employee Incentive Compensation Plan."

         THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                             CENTURY TELEPHONE ENTERPRISES, INC.


/s/ Sandra B. Post                     BY: /s/ R. Stewart Ewing, Jr.
____________________                      __________________________
                                          R. Stewart Ewing, Jr.,
                                          Senior Vice President and
                                          Chief Financial Officer
/s/ Marta L. Cole
____________________


                            /s/  Kathy Tettleton
                            _____________________
                                 NOTARY PUBLIC





                       ACCEPTANCE OF AMENDMENT BY TRUSTEE

STATE OF LOUISIANA

PARISH OF OUACHITA


         On this _________ day of ____________________, 1996,

         BEFORE ME, a Notary Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

                            REGIONS BANK OF LOUISIANA

which declared that it is appearing herein for the purpose of accepting and it does hereby accept the Amendment to the Century Telephone Enterprises, Inc. Stock Bonus Plan, PAYSOP and Trust adopted by the Settlor on the ______ day of , 1996.

         THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

WITNESSES:                           REGIONS BANK OF LOUISIANA


_______________________              BY:_______________________________
                                        Barry Bledsoe
                                        Executive Vice President
_______________________


                      _____________________________
                              NOTARY PUBLIC